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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                                  June 18, 2004
                                  -------------
                        (Date of earliest event reported)


                         PARKVALE FINANCIAL CORPORATION
                         ------------------------------
                          (Exact name of Registrant as
                            Specified in its Charter)


Pennsylvania                      000-17411                       25-1556590
------------                      ---------                       ----------
(State or Other                 (Commission                     (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)

        4220 William Penn Highway
        Monroeville, Pennsylvania                                  15146
        -------------------------                                  -----
 (Address of Principal Executive Offices)                        (Zip Code)


                         Registrant's telephone number,
                       including area code:(412) 373-7200





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Item 5. Other Events

Attached as Exhibit 99.1 is a press release announcing the extension to June 30, 2005 of its current stock repurchase program scheduled to expire on June 30, 2004. The repurchase program previously authorized the repurchase of up to 276,500 shares, with 230,800 shares available for purchase during fiscal 2005.

Item 7(c). Exhibits

99.1  Press Release of Parkvale Financial Corporation dated June 18, 2004.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 18, 2004                            Parkvale Financial Corporation
                                                 (Registrant)



                                         By: /s/ Robert J. McCarthy, Jr
                                             ---------------------------------
                                             Robert J. McCarthy, Jr.
                                             President and Chief
                                             Executive Officer



                                         By: /s/ Timothy G. Rubritz
                                             ---------------------------------
                                             Timothy G. Rubritz
                                             Vice President and Chief
                                             Financial Officer